Business combinations (Tables)	12 Months Ended
Jun. 30, 2024
Disclosure of detailed information about business combination [abstract]
Summary Of Fair Value Of Identifiable Assets And Liabilities Acquired
Details of the business combination are as follows:

Final Fair value
US$M
Assets
Cash and cash equivalents	104
Trade and other receivables 1	77
Other financial assets	7
Inventories	329
Property, plant and equipment	7,661
Intangible assets – goodwill	194
Current tax receivable	36
Other assets	25

Total assets	8,433

Liabilities
Trade and other payables	242
Interest bearing liabilities	1,111
Deferred tax liabilities 2	850
Provisions	258

Total liabilities	2,461

Identifiable net assets acquired	5,972

Total consideration paid 3 4	5,972
Cash and cash equivalents acquired	(104)

Net cash consideration paid	5,868

1	This represents the gross contractual amount for trade and other receivables all of which is expected to be collected.

2	This primarily represents the difference between the fair value of the mineral rights acquired and the corresponding tax base.

3
The Group executed a forward exchange contract to hedge the foreign exchange exposure on the consideration made in AUD. On maturity of the hedging instrument, a hedge loss of US$35 million was capitalised to the cost of the acquisition.

4
The consideration paid by the Group was A$26.50 (at the average hedged exchange rate of AUD/USD 0.6681) per OZL share over 337,314,920 shares and excluded a special dividend of A$1.75 per OZL share which was paid by OZL to its shareholders immediately prior to acquisition.